UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2009


                                LUX ENERGY CORP.
               (Exact name of registrant as specified in charter)

           Nevada                     333-149000                 98-0557091
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

     Suite 1950 - 777 8th Ave S.W.
       Calgary, Alberta, Canada                                   T2P 3R5
(Address of principal executive offices)                         (Zip Code)

                                 (780) 669-0936
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e -4(c))
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                                EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A to the Lux Energy Corp. (the "Registrant") Form 8-K originally filed with the Securities and Exchange Commission on August 12, 2009 (the "Form 8-K") adds additional disclosure obtained subsequent to the filing of the Form 8-K.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 7, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 7, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 a going concern qualification in the registrant's audited financial statements.

During the Registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore & Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The PCAOB revoked the registration of Moore & Associates Chartered on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation. Further information can be found at: http://www.pcaobus.org/Enforcement/DisciplinaryProceedings/2009/08-27Moore.pdf.

The Registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. On September 3, 2009, Moore and Associates informed the Registrant that, upon the advice of counsel, Moore and Associates would not be providing a letter in connection with this Current Report. Moore and Associates did furnish a letter as noted in our previous filing of our Form 8-K, however, it did not disclose the information that the PCAOB revoked Moore & Associates registration. Our audited statements reported March 19, 2009 for our December 31, 2008 should not be affected.

(b) On August 7, 2009, the Registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the Registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LUX ENERGY CORP.


Date: September 8, 2009                       By: /s/ Shane Broesky
                                                 -------------------------------
                                                 Shane Broesky, President


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